EXHIBIT 10.2

                               AMENDMENT AGREEMENT


            This Amendment Agreement is made this 9th day of June 1999 between Manufacturers and Traders Trust Company, a New York banking organization having its chief executive office at One M&T Plaza, Buffalo, New York 14240, (the "Bank") and American Locker Group Incorporated, a Delaware business corporation having its chief executive office at 608 Allen Street, P.O. Box 1000, Jamestown, New York 14702-1000, (the "Borrower").

            WHEREAS, the Bank and the Borrower previously entered into a Corporate Term Loan Agreement dated August 30, 1991, which was amended by (1) an Amendment Agreement dated as of May 1, 1994, (2) an Amendment Agreement dated March 12, 1996 and (3) an Amendment Agreement dated as of August 22, 1997 (as so amended, the "Loan Agreement"); and

            WHEREAS, the Bank and the Borrower now desire to amend certain provisions of the Loan Agreement;

            NOW, THEREFORE, effective on the date of this Amendment Agreement, the Bank and the Borrower agree that:

            1. A new  clause  (jiii)  to read  "(jiii)  Loan  III,"  is added to
Section 1 of the Loan Agreement after clause (jii) of such Section 1.
 .


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            2. There is added to the Loan  Agreement  after Section 2B thereof a new Section 2C to read as follows:

                  2C.   LOAN III.

                  a. MAKING AND OBTAINING LOAN III. Upon and subject to each term and condition of this Agreement, the Bank shall make Loan III to the Borrower, and the Borrower shall obtain Loan III from the Bank. The principal amount of Loan III shall be $3,000,000. The Borrower may obtain Loan III in a series of advances.

                  b. TERMINATION OF OBLIGATION. Any obligation of the Bank to make Loan III or any advance of any portion thereof shall terminate no later than June 30, 2000.

                  c.    REPAYMENT.  The  Borrower  shall repay the   outstanding

                        principal amount of Loan III on July 1, 2000 to the Bank in 60 monthly installments, with the first of such installments to become due on August 1, 2000 and one of such installments to become due on the same day of each succeeding calendar month through July 1, 2005, when the Borrower shall repay the outstanding principal amount of Loan III to the Bank and pay to the Bank all interest owing pursuant to this Agreement in connection with Loan III and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with Loan III and remaining unpaid. Such installments shall consist of 60 installments equal in amount or 59 installments equal in amount followed by a final installment as nearly equal in amount to the other 59 installments as possible.

                  d. OPTIONAL REPAYMENT IN ADVANCE. The Borrower shall have the option of repaying the principal amount of Loan III to the Bank in advance in full or in part at any time and from time to time; provided, however, that (i) the amount of any such repayment in part shall be an integral multiple of $50,000 and (ii) upon making any such repayment in full the Borrower shall pay to the
                        Bank all interest owing  pursuant   to this Agreement in
                        connection with Loan III and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with Loan III and remaining unpaid. Each such repayment in part shall be applied to the installments of the principal amoun t of Loan III in the inverse order of such installments becoming due.
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                  e.    INTEREST.  From and including the date Loan III is  made

                        to but not including the date the outstanding principal amount of Loan III is repaid in full, the Borrower shall pay to the Bank interest, calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366, as applicable), on such outstanding principal amount at a rate per year that shall (i) on each day beginning before the maturity, whether by acceleration or otherwise, of such outstanding principal amount be the rate in effect such day as the Bank's Prime Rate and (ii) on each day subsequent to the last day described in clause (i) of this sentence be 3% above the rate in effect such subsequent day as the Bank's Prime Rate; provided, however, that (A) in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law and (B) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and of the Borrower that such interest not be payable at a rate in excess of such maximum rate. Except as otherwise provided in Section 2Cc or 2Cd of this Agreement, payments of such interest shall become due on the last day of each calendar month, beginning on the first day of the first calendar month after the calendar month in which Loan III or the first advance of any portion thereof is made.

                  f. GENERAL PROVISIONS AS TO REPAYMENT AND PAYMENT. Repayment of the principal amount of Loan III, payment of all interest owing pursuant to this Agreement in connection with Loan III and payment of all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with Loan III shall be made in lawful money of the United States and in immediately available funds at the banking office of the Bank located at One Fountain Plaza, Buffalo, New York, or at such other office of the Bank as may at any time and from time to time be specified in any notice delivered, given or sent to the Borrower by the Bank. No such repayment or payment shall be deemed to have been received by the Bank until received by the Bank at the office of the Bank determined in accordance with the preceding sentence, and any such repayment or payment received by the Bank at such office after 2:00 P.M. on any day shall be deemed to have been received by the Bank at the time such office opens for business on the next business day of the Bank. If the time by which any of the principal amount of Loan III is to be repaid is extended by operation of law or otherwise,


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                        the  Borrower  shall  pay  interest  on  the outstanding
                        portion thereof during such period of extension as provided in Section 2Ce of this Agreement.

                  g. NON-USAGE FEE. For each period (i) beginning on the date of this Agreement and ending on the last day of the calendar quarter containing such date or (ii) consisting of a calendar quarter beginning after the calendar quarter containing the date of this Agreement and ending on or before June 30, 2000, the Borrower shall pay to the Bank on demand made by the Bank a non-usage fee equal to the product obtained by multiplying (A) the difference between $3,000,000 and the daily average during such period of the outstanding principal amount of Loan III first by (B) 1/4% and then by (C) the fraction obtained by dividing the number of days in such period by 360; provided, however, that (I) in no event shall there be payable any such non-usage fee that would result in interest being payable on the outstanding principal amount of Loan III at a rate in excess of the maximum rate permitted by applicable law and (II) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and of the Borrower that such interest not be payable at a rate in excess of such maximum rate.

            3. Section 3 of the Loan Agreement is amended in its entirety to read as follows:

                  3. PREREQUISITES TO ANY LOAN. The obligation of the Bank to make any Loan or any advance of any portion of Loan III shall be conditioned upon the following:

                  a. NO DEFAULT. (i) There not having occurred or existed at any time during the period beginning on the date of this Agreement and ending at the time such Loan or advance is to be made, and there not existing at the time such Loan or advance is to be made, any Event of Default or Potential Event of Default and (ii) the Bank not believing in good faith that any Event of Default or Potential Event of Default has so occurred or existed or so exists;

                  b.    REPRESENTATIONS AND WARRANTIES.  (i) Each representation
                        and warranty made in  this  Agreement  being  true   and
                        correct as of all times during

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                        the period  beginning on the date of this  Agreement and
                        ending at the time such Loan or advance is to be made and as of the time such Loan or advance is to be made, except to the extent updated in (A) a certificate executed by the Chief Executive Officer or the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and received by the Bank before the time such Loan or advance is to be made or (B) Exhibit A attached to and made a part of this Agreement, (ii) each other representation and warranty made to the Bank by or on behalf of the Borrower or by or on behalf of any Subsidiary or Other Obligor before the time such Loan or advance is to be made being true and correct as of the date thereof, except to the extent updated in (A) a certificate executed by the Chief Executive Officer or the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and received by the Bank before the time such Loan or advance is to be made or (B) Exhibit A attached to and made a part of this Agreement, (iii) each financial statement provided to the Bank by or on behalf of the Borrower or by or on behalf of any Subsidiary or Other Obligor before the time such Loan or advance is to be made being true and correct as of the date thereof and (iv) the Bank not believing in good faith that (A) any such representation or warranty, except as so updated, was or is other than true and correct as of any such time, or as of such date, of determination of the truth and correctness thereof or
                        (B) any such financial statement was other than true and correct as of the date thereof;

                  c.    PROCEEDINGS.   The  Bank  being  satisfied  as  to  each
                        corporate or other proceeding in connection with any transaction contemplated by this Agreement; and

                  d.    RECEIPT BY BANK.  The receipt by the Bank at  or  before

                        the time such Loan or advance is to be made of the following, in form and substance satisfactory to the
                        Bank: i. If such Loan is Loan I, a Promissory Note I, appropriately completed and duly executed by the Borrower;

                        ii. If such Loan is Loan II, a Promissory Note II, appropriately completed and duly executed by the Borrower;

                        ii(I). If such Loan is Loan III, a Promissory Note III, appropriately completed and duly executed by the Borrower;

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                        iii.    A  Ratification  of  General Guaranty Agreement,
                                appropriately completed and duly executed by American Locker Security Systems, Inc.;

                        iv. A Ratification of General Guaranty Agreement, appropriately completed and duly executed by American Locker Company, Inc.;

                        v. A certificate executed by the Chief Executive Officer or the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and stating that (A) there did not occur or exist at any time during the period beginning on the date of this Agreement and ending at the time such Loan or advance is to be made, and there does not exist at the time such Loan or advance is to be made, any Event of Default or Potential Event of Default and (B) each representation and warranty made in this Agreement was true and correct as of all times during the period beginning on the date of this Agreement and ending at the time such Loan or advance is to be made and is true and correct as of the time such Loan or advance is to be made, except to the extent updated in a certificate executed by the Chief Executive Officer or the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and received by the Bank before the time such Loan or advance is to be made;

                        vi. Evidence that each of the Borrower and all Subsidiaries is at the time such Loan or advance is to be made in good standing under the law of the jurisdiction in which it is incorporated;

                        vii. A copy of the certificate or articles of incorporation or other charter document of each of the Borrower and all Subsidiaries certified by its Secretary to be complete and accurate at the time such Loan or advance is to be made;

                        viii. A copy of the by-laws or other organizational document of each of the Borrower and all Subsidiaries certified by its Secretary to be complete and accurate at the time such Loan or advance is to be made;


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                        ix.     Evidence of  the taking, and of the continuation
                                in full force and effect at the time such Loan or advance is to be made, of each corporate or other action of the Borrower or of any other Person necessary to authorize the obtaining of such Loan or advance by the Borrower, the execution, delivery to the Bank and performance of each Loan Document and the imposition or creation of any security interest, mortgage and other lien and encumbrance imposed or created pursuant to any Loan Document;

                        x. Evidence that each requirement contained in any Loan Document with respect to insurance is being met at the time such Loan or advance is to be made;

                        xi. Each additional writing required by any Loan Document or deemed necessary or desirable by the Bank at the sole option of the Bank; and

                        xii. Payment of all costs and expenses payable pursuant to the first sentence of Section 8 of this Agreement at or before the time such Loan or advance is to be made.


            4. Section 4a of the Loan Agreement is amended in its entirety to read as follows:
                  a. USE OF PROCEEDS. The proceeds of Loan I and Loan II will be used only (i) to refinance existing indebtedness of the Borrower to the Bank in the approximate outstanding principal amount of $950,000 and (ii) to repurchase 187,385 shares of stock of the Borrower from Thomas P. Johnson and his family. The proceeds of the first advance of any portion of Loan III will be used only to refinance existing indebtedness of the Borrower to the Bank in the approximate amount of $1,900,000 incurred to finance the repurchase of shares of stock of the Borrower. The proceeds of subsequent advances of any portion of Loan III will be used only to repurchase shares of stock of the Borrower.


            5. Section 10j of the Loan Agreement is amended in its entirety to read as follows:
                  j.    LOAN.  "Loan" means Loan I, Loan II or Loan III.



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            6.  There  is  added to the Loan  Agreement  after  Section  10j(ii)
thereof a new Section 10j(iii) to read as follows:

                  j(iii).     LOAN III.  "Loan III"  means a loan by the Bank to
                        the Borrower in the principal amount shown in Section 2Ca of this Agreement.

            7. The references in the third sentence of Section 4f of the Loan Agreement, the second sentence of Section 8 of the Loan Agreement, clause (i) of
Section 10h of the Loan Agreement and the first sentence of Section 11 of the Loan Agreement to "either Loan" are changed to "any Loan."

            8. The references in clause (ix) of Section 10h of the Loan Agreement to "either Loan" are changed to "any Loan or any advance of any portion of Loan III."

            9. The Loan Agreement is changed by this Amendment Agreement only to the extent that it is specifically amended by this Amendment Agreement, and, as so amended, the Loan Agreement shall remain in full force and effect. Effective on the date of this Amendment Agreement, references in the Loan Agreement to "this Agreement" shall be deemed to be references to the Loan Agreement as amended by this Amendment Agreement.


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            IN WITNESS  WHEREOF,  the Bank and the  Borrower  have  caused  this
Amendment Agreement to be duly executed on the date shown at the beginning of this Amendment Agreement.

                                    MANUFACTURERS AND TRADERS
                                          TRUST COMPANY


                                    By   /s/ RICHARD S. BAGOSY
                                      ------------------------------------------
                                      AMERICAN LOCKER GROUP INCORPORATED



                                    By   /s/ EDWARD F. RUTTENBERG
                                      ------------------------------------------
                                      Edward F. Ruttenberg, Chairman and
                                      Chief Executive Officer